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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                              Ark Restaurants Corp.
             (Exact name of registrant as specified in its charter)

                                     0-14030
                            (Commission File Number)

         New York                                13-3156768
 ---------------------------           --------------------------------
(State or other jurisdiction          (I.R.S. Employer Identification)
      of incorporation)

                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)

                                 (212) 206-8800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit   Description
-------   -----------

  99.1 Press Release dated August 5, 2003 entitled "Ark Restaurants Announces Financial Results For The Third Quarter and Nine Months Ended June 28, 2003."




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Item 9. Information being furnished under Item 12

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 5, 2003, Ark Restaurants Corp. issued a press release regarding its financials results for the third quarter and nine months ended June 28, 2003 the full text of which is furnished as Exhibit 99.1 to this report.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARK RESTAURANTS CORP.

                                                By:  /s/ Michael Weinstein
                                                     ---------------------
                                                Chief Executive Officer

                                                By:   /s/ Robert Stewart
                                                      ------------------
                                                Chief Financial Officer

Date: August 5, 2003

INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

  99.1 Press Release dated August 5, 2003 entitled "Ark Restaurants Announces Financial Results For The Third Quarter and Nine Months Ended June 28, 2003."